UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2006

Chevron Phillips Chemical Company LLC

(Exact name of the Registrant as specified in its charter)

Delaware	333-59054-01	73-1590261
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

10001 Six Pines Drive

The Woodlands, TX 77380-1498

(Address of principal executive offices, including zip code)

(832) 813-4100

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement

As disclosed in Item 5.02 below, the Board of Directors of Chevron Phillips Chemical Company LLC (the “Company”) elected Raymond I. Wilcox as President and Chief Executive Officer of the Company, effective April 1, 2006.  The terms and conditions of Mr. Wilcox’ employment are set forth in a letter agreement described in Item 5.02(c) below.  The information set forth in Item 5.02(c) of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)                               On February 10, 2006, James L. Gallogly submitted his resignation as President and Chief Executive Officer of the Company effective March 31, 2006.  Mr. Gallogly will rejoin ConocoPhillips as Executive Vice President, Refining, Marketing and Transportation, effective April 1, 2006.

(c)(1)                  On February 10, 2006, the Board of Directors of the Company elected Raymond I. Wilcox as President and Chief Executive Officer of the Company effective April 1, 2006.

(c)(2)                  Mr. Wilcox, 59, currently serves as Vice-President of Chevron Corporation (Chevron), a 50% owner of the Company, and President of Chevron North America Exploration and Production Company, an affiliate of Chevron, where he is responsible for managing Chevron’s oil and gas exploration and production activities and its resource base in North America.  Mr. Wilcox has held a variety of positions since he began his employment with Chevron in 1968 as a design and construction engineer.  Mr. Wilcox assumed his current positions on January 1, 2002 and prior to that time served for two years as Chairman and Managing Director of Chevron Nigeria, Ltd., an affiliate of Chevron.

(c)(3)                  Mr. Wilcox will be paid an annual salary of $525,000 and will be eligible to participate in the Annual Incentive Plan (the “AIP”) for Company executives with a target bonus of 80% of base salary.  Mr. Wilcox will be eligible for a pro-rated bonus for 2006.  He will also participate in the Long-Term Incentive Plan (the “LTIP”) for Company executives, a three-year incentive plan.  His target award under the LTIP is 250% of base salary.  Mr. Wilcox will also receive benefits under the Company’s relocation policy.

If Mr. Wilcox’ employment is terminated by the Company prior to April 1, 2009, other than for cause, he will be paid a termination bonus equal to the lesser of (a) two years base salary plus two years target AIP award, or (b) two years base salary plus two years target AIP award pro-rated by dividing by 36 the number of full months from the date of termination until the thirty-sixth month following the date of hire.

Mr. Wilcox will also participate in the existing and future benefit plans and programs in which executives of the Company participate.

ITEM 9.01  Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated February 13, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEVRON PHILLIPS CHEMICAL COMPANY LLC

Date: February 13, 2006	/s/ Craig B. Glidden
Craig B. Glidden
Senior Vice President,
General Counsel and Secretary